NCNB CORPORATION AND DESIGNATED SUBSIDIARIES

                     DEFERRED COMPENSATION PLAN FOR KEY EMPLOYEES

                 (as amended and restated effective November 1, 1987)
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                                  TABLE OF CONTENTS

                                                                       Page

          ARTICLE I      NAME AND PURPOSE . . . . . . . . . . . . . . . . 2

               Section 1.1.   Name  . . . . . . . . . . . . . . . . . . . 2
               Section 1.2.   Purpose . . . . . . . . . . . . . . . . . . 2

          ARTICLE II     CONSTRUCTION, DEFINITIONS AND APPLICABLE LAW . . 2

               Section 2.1.   Construction and Definitions  . . . . . . . 2
               Section 2.2.   Applicable Law  . . . . . . . . . . . . .  12

          ARTICLE III    PARTICIPATION  . . . . . . . . . . . . . . . .  12

               Section 3.1.   General . . . . . . . . . . . . . . . . .  12
               Section 3.2.   Eligibility . . . . . . . . . . . . . . .  12
               Section 3.3.   Election by an Eligible Employee to
                              Become a Participant in the Plan  . . . .  13
               Section 3.4.   Compensation Subject to Deferral  . . . .  14
               Section 3.5.   Selection of Type of Compensation to be
                              Deferred  . . . . . . . . . . . . . . . .  15
               Section 3.6.   Redesignation of Eligible Employees . . .  15
               Section 3.7.   Changes to the Schedule of Benefits . . .  16

          ARTICLE IV     BENEFITS . . . . . . . . . . . . . . . . . . .  16

               Section 4.1.   General . . . . . . . . . . . . . . . . .  16
               Section 4.2.   Normal Retirement . . . . . . . . . . . .  17
               Section 4.3.   Early Retirement  . . . . . . . . . . . .  18
               Section 4.4.   Delayed Retirement  . . . . . . . . . . .  19
               Section 4.5.   Disability  . . . . . . . . . . . . . . .  19
               Section 4.6.   Other Separation From Service . . . . . .  21
               Section 4.7.   Death . . . . . . . . . . . . . . . . . .  22
               Section 4.8.   Accrual of Benefits . . . . . . . . . . .  26
               Section 4.9.   Withdrawals on Account of an       Un-
                              foreseeable Emergency . . . . . . . . . .  27
               Section 4.10.  Beneficiary or Beneficiaries  . . . . . .  29

          ARTICLE V      PLAN COMMITTEE . . . . . . . . . . . . . . . .  30

               Section 5.1.   Appointment, Term of Office and Vacancy .  30
               Section 5.2.   Organization of Plan Committee  . . . . .  31
               Section 5.3.   Powers of the Plan Committee  . . . . . .  31
               Section 5.4.   Expenses of Plan Committee  . . . . . . .  32



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          ARTICLE VI     AMENDMENT AND TERMINATION  . . . . . . . . . .  32

               Section 6.1.   Amendment and Termination of the Plan . .  32
               Section 6.2. Amendment and Termination of Previously Executed Deferred Compensation Agree-
                              ments . . . . . . . . . . . . . . . . . .  33

          ARTICLE VII    MISCELLANEOUS  . . . . . . . . . . . . . . . .  34

               Section 7.1.   Adoption by a Subsidiary Corporation  . .  34
               Section 7.2.   Authorization and Delegation to the
                              Compensation Committee  . . . . . . . . .  35
               Section 7.3.   Spendthrift Clause  . . . . . . . . . . .  35
               Section 7.4.   Benefits Payable From General Assets of
                              the Participating Employers . . . . . . .  35
               Section 7.5.   Allocation of Costs of Benefits Among
                              the Participating Employers . . . . . . .  36
               Section 7.6.   Benefits Limited to the Plan  . . . . . .  37

          ARTICLE VIII   CLAIMS PROCEDURE . . . . . . . . . . . . . . .  37

               Section 8.1.   Claims Procedure  . . . . . . . . . . . .  37



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                     NCNB CORPORATION AND DESIGNATED SUBSIDIARIES

                     DEFERRED COMPENSATION PLAN FOR KEY EMPLOYEES

                 (as amended and restated effective November 1, 1987)



               WHEREAS, the NCNB Corporation and Designated Subsidiaries

          Deferred Compensation Plan for Key Employees (the "Plan") is

          currently set forth in an instrument of NCNB Corporation and certain of its subsidiaries (the "Participating Employers") dated

          November 1, 1985, as amended by an instrument dated March 26,

          1986; and

               WHEREAS, in the opinion of the Compensation Committee of the

          Board of Directors of NCNB Corporation, the Plan should be further amended effective as of November 1, 1987 to revise and clarify certain provisions of the Plan related to "Disability

          Retirement" to reflect the adoption of the NCNB Corporation Long

          Term Disability Plan; and

               WHEREAS, such amendments can best be made by restating the

          Plan in its entirety; and

               WHEREAS, in Section 6.1 of the Plan the Participating

          Employers under the Plan have reserved the right to amend the

          Plan at any time by instrument executed by NCNB Corporation and have delegated to the Compensation Committee the right to amend the Plan on behalf of all Participating Employers; and

               WHEREAS, the execution of this instrument has been autho-

          rized and approved by the Compensation Committee;


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               NOW, THEREFORE, NCNB Corporation does hereby declare that

          the NCNB Corporation and Designated Subsidiaries Deferred Compen-

          sation Plan for Key Employees, as heretofore amended, is amended and restated effective as of November 1, 1987 to read as follows:

                                      ARTICLE I

                                   NAME AND PURPOSE

               Section 1.1.   Name.  The Plan shall be known as the "NCNB

          Corporation and Designated Subsidiaries Deferred Compensation

          Plan for Key Employees."

               Section 1.2.   Purpose.  The purpose of the Plan is to

          provide Eligible Employees of the Participating Employers who

          elect to become Participants in this Plan with certain benefits based upon Compensation deferred by such Participant in accor-

          dance with the provisions of the Plan.

                                      ARTICLE II

                     CONSTRUCTION, DEFINITIONS AND APPLICABLE LAW

               Section 2.1.   Construction and Definitions.

               (a)  Construction.  Article, section and paragraph headings have been inserted for convenience of reference only in the Plan and are to be ignored in any construction of the provisions hereof.  If any provision of the Plan shall for any reason be invalid or unenforceable, the remaining provisions shall never-

          theless be valid, enforceable and fully effective.

               (b)  Definitions.  Whenever used in the Plan, unless the

          context clearly indicates otherwise, the following terms shall have the following meanings:


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                    (1)  Age at Deferral means, with respect to a Partici-

               pant, such Participant's age on December 31 of the Plan Year immediately preceding the Plan Year during which Compensa-

               tion is first deferred by a Participant pursuant to such

               Participant's Deferred Compensation Agreement.

                    (2)  Annual Deferral Amount means, with respect to a

               Participant, the amount of Compensation that a Participant elects to defer each Plan Year during such Participant's

               Deferral Period pursuant to such Participant's Deferred

               Compensation Agreement.

                    (3)  Base Salary means, with respect to a Participant,

               the "base salary" payable to such Participant from time to time as remuneration for hours of employment by a Partici-

               pating Employer determined without regard to (i) any defer-

               rals pursuant to this Plan, (ii) any salary reduction pursu-

               ant to the Flexible Benefits Plan, and (iii) any salary

               reduction pursuant to the Thrift Plan.  In addition, in the case of a Participant who participates in an incentive

               compensation plan providing for interim "draws" payable at the same time as the "base salary" of such Participant, such

               "draws" shall be considered as part of Base Salary for

               purposes of this Plan.

                    (4)  Beneficiary means the person(s) or entity(ies)

               designated by a Participant or the provisions of the Plan to receive such benefits as may become payable to such per-



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               son(s) or entity(ies) in accordance with the provisions of the Plan.

                    (5)  Benefit Commencement Date means,

                         (A) with respect to a Participant who separates from Service after becoming eligible for Normal Retire-ment, Early Retirement, or Delayed Retirement, the January 31 of the Plan Year following such Participant's separation from Service, and

                         (B) with respect to a Participant who becomes Disabled and who (i) is not eligible for Early Retire-ment at the time of such Disability or (ii) does not elect pursuant to Section 4.5 to receive such Partici-pant's Early Retirement Benefit, the January 31 of the Plan Year following the Plan Year in which such Partic-ipant would have attained such Participant's Normal Retirement Age.

                    (6)  Bonus(es) means, with respect to a Participant,

               any bonus(es) payable to such Participant pursuant to (i)

               the Management Incentive Compensation Plan and (ii) any

               other similar incentive compensation plan of the Participat-

               ing Employers approved for purposes of this Plan by the

               Management Compensation Committee in the case of incentive compensation plans in which Employees other than Executive

               Officers participate or the Compensation Committee in the

               case of incentive compensation plans in which Executive

               Officers participate.

                    (7)  Claim means a claim for benefits under the Plan.

                    (8)  Claimant means a person making a Claim.

                    (9)  Code means the Internal Revenue Code of 1986, and

               references thereto shall include the valid Treasury regula-

               tions thereunder.


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                    (10) Compensation means, with respect to a Participant,

               the Base Salary and Bonus, if any, payable to such

               Participant from time to time by a Participating Employer.

               Compensation shall not include

                         (A) awards, overtime pay, shift premium, or
                    other incentive compensation or extra or special remuneration of any kind which is not a Bonus;

                         (B) any other sums paid by the Participating
                    Employers on account of any health, welfare or group insurance benefits (exclusive of sick pay), including without limitation "Basic Employer Con-tributions" under (and as defined in) the Flexible Benefits Plan, or on account of reimbursement of relocation expenses, regardless of whether such sums are taxable income to the Participant; or

                         (C) any compensation pursuant to any other
                    employee benefit plan, including without limita-tion any sums selected to be received in cash pursuant to any such plan.

                    (11) Compensation Committee means the Compensation

               Committee of the Board of Directors of NCNB Corporation.

                    (12) Creditable Service means, with respect to a Par-

               ticipant as of any date, such Participant's "Creditable

               Service" as of such date determined in accordance with the provisions of the Retirement Plan.

                    (13) Deferral Period means, with respect to a Partici-

               pant, the consecutive Plan Years specified in such Partici-

               pant's Deferred Compensation Agreement.

                    (14) Deferred Compensation Agreement(s) means the

               form(s) of written agreement(s) as shall be approved from

               time to time by the Management Compensation Committee for

               use by a Participant and such Participant's Participating


                                         vii
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               Employer pursuant to which a Participant may defer Compensa-

               tion pursuant to the Plan.

                    (15) Delayed Commencement Adjustment Factor means, with

               respect to a Participant eligible to receive Delayed Retire-

               ment Benefits, the factor determined in accordance with the

               Schedule of Benefits attached to such Participant's Deferred

               Compensation Agreement.

                    (16) Delayed Retirement means, with respect to a Par-

               ticipant, such Participant's separation from Service after the Plan Year in which such Participant attains the Normal

               Retirement Age.

                    (17) Delayed Retirement Benefit means, with respect to

               a Participant eligible for Delayed Retirement, such Partici-

               pant's "Delayed Retirement Benefit" determined in accordance with the Plan and such Participant's Deferred Compensation

               Agreement.

                    (18) Disability means, with respect to a Participant,

               "Disability" as defined in the Long Term Disability Plan.

                    (19) Disabled means, with respect to a Participant,

               "Disabled" as defined in the Long Term Disability Plan.

                    (20) Early Commencement Adjustment Factor means, with

               respect to a Participant eligible to receive Early Retire-

               ment Benefits, the factor determined in accordance with the

               Schedule of Benefits attached to such Participant's Deferred

               Compensation Agreement.


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                    (21) Early Retirement means, with respect to a Partici-

               pant, such Participant's separation from Service after

               having attained age fifty (50) and having completed at least one hundred eighty (180) months of Creditable Service.

                    (22) Early Retirement Benefit means, with respect to a

               Participant eligible for Early Retirement, such

               Participant's "Regular Early Retirement Benefit" or "Special

               Early Retirement Benefit," as applicable, determined in

               accordance with the Plan and such Participant's Deferred

               Compensation Agreement.

                    (23) Effective Date means, with respect to the Plan,

               November 1, 1985.

                    (24) Eligible Employee means an Employee who has been

               designated as eligible to become a Participant in the Plan by the Compensation Committee or the Management Compensation

               Committee, as applicable, as provided in Section 3.2.

                    (25) Employee means a person employed by any of the

               Participating Employers.

                    (26) Executive Officer means an officer of NCNB Corpo-

               ration serving in one or more of the following positions:

                         (A)  Chairman of the Board and Chief Executive
                    Officer,

                         (B)  Vice Chairman of the Board,

                         (C)  President, or

                         (D)  Corporate Executive Vice President.



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                    (27) Flexible Benefits Plan means the NCNB Corporation

               and Designated Subsidiaries Flexible Benefits Plan, as

               amended from time to time.

                    (28) Long Term Disability Plan means the NCNB Corpora-

               tion Long Term Disability Plan, as amended from time to

               time.

                    (29) Management Compensation Committee means the Man-

               agement Compensation Committee of NCNB Corporation appointed by the Board of Directors of NCNB Corporation.

                    (30) Management Incentive Compensation Plan means the

               NCNB Corporation Management Incentive Compensation Plan, as

               amended from time to time.

                    (31) Normal Retirement means, with respect to a Partic-

               ipant, such Participant's separation from Service after

               attainment of such Participant's Normal Retirement Age.

                    (32) Normal Retirement Age means, with respect to a

               Participant, the attainment of age sixty-two (62) or such

               later age as is specified in such Participant's Deferred

               Compensation Agreement.

                    (33) Normal Retirement Benefit means, with respect to a

               Participant eligible for Normal Retirement, such Partici-

               pant's "Normal Retirement Benefit" determined in accordance with the Plan and such Participant's Deferred Compensation

               Agreement.



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                    (34) Participant means an Eligible Employee who has

               elected to participate in the Plan as provided in Section

               3.3 of the Plan.

                    (35) Participating Employers means:

                         (A) NCNB Corporation, a North Carolina corpora-tion;

                         (B)  the following Subsidiary Corporations of NCNB
                    Corporation:

                              (i)  NCNB National Bank of North Carolina, a
                         national banking association;

                             (ii) NCNB National Bank of Florida, a nation-al banking association;

                            (iii)  NCNB South Carolina, a South Carolina
                         corporation;

                             (iv) NCNB National Bank, Atlanta, Georgia, a national banking association;

                              (v)  NCNB Leasing Corporation, a North Caro-
                         lina corporation;

                             (vi) NCNB Operations, Inc., a North Carolina corporation;

                            (vii) NCNB Securities, Inc., a North Carolina corporation; and

                         (C) those Subsidiary Corporations of NCNB Corpo-ration which in the future adopt the Plan pursuant to the provisions of Section 7.1 hereof.

                    (36) Plan means the NCNB Corporation and Designated

               Subsidiaries Deferred Compensation Plan for Key Employees,

               as amended from time to time.

                    (37) Plan Committee means the committee described in

               Article V hereof.

                    (38) Plan Year means the twelve (12) month period

               beginning January 1 and ending December 31; provided, howev-

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               er, the initial Plan Year of the Plan shall be the two (2)

               month period beginning November 1, 1985 and ending Decem-

               ber 31, 1985.

                    (39) Regular Early Retirement Benefit means, with

               respect to a Participant eligible for Early Retirement, the

               "Regular Early Retirement Benefit" determined in accordance with the Plan and such Participant's Deferred Compensation

               Agreement.

                    (40) Regular Early Retirement Benefit Payable at Normal

               Retirement Age means, with respect to a Participant, the

               "Regular Early Retirement Benefit Payable at Normal Retire-

               ment Age" of such Participant determined in accordance with the provisions of the Plan and such Participant's Deferred

               Compensation Agreement.

                    (41) Retirement means, with respect to a Participant,

               such Participant's separation from Service on account of

               such Participant's Normal Retirement, Early Retirement or

               Delayed Retirement.

                    (42) Retirement Plan means the NCNB Corporation and

               Designated Subsidiaries Retirement Plan and Trust, as amend-

               ed from time to time.

                    (43) Schedule of Benefits means, with respect to a

               Participant, the exhibit attached to such Participant's

               Deferred Compensation Agreement to be used in connection

               with the computation of benefits to be provided to such

               Participant by the Plan and also containing the Early Com-


                                         xii
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               mencement Adjustment Factor and the Delayed Commencement

               Adjustment Factor.

                    (44) Service means "Service" as defined in the Retire-

               ment Plan.

                    (45) Special Early Retirement Benefit means, with

               respect to a Participant eligible for Early Retirement who has attained age fifty-five (55) and completed at least two hundred forty (240) months of Creditable Service, the "Spe-

               cial Early Retirement Benefit" determined in accordance with the Plan and such Participant's Deferred Compensation Agree-

               ment.

                    (46) Special Early Retirement Benefit Payable at Normal

               Retirement Age means, with respect to a Participant, the

               "Special Early Retirement Benefit Payable at Normal Retire-

               ment Age" of such Participant determined in accordance with the provisions of the Plan and such Participant's Deferred

               Compensation Agreement.

                    (47) Subsidiary Corporation means

                         (A) any corporation more than fifty percent (50%) of whose outstanding voting capital stock is owned by NCNB Corporation,

                         (B) any corporation at least eighty percent (80%) of whose outstanding voting capital stock and at least eighty percent (80%) of each class of whose outstanding non-voting capital stock is owned by a corporation more than fifty percent (50%) of whose outstanding voting capital stock is owned by NCNB Corporation; or

                         (C) any corporation at least eighty percent (80%) of whose outstanding voting capital stock and at least eighty percent (80%) of each class of whose outstanding non-voting capital stock is owned by a corporation described in subparagraph (B) above.

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

                    (48) Thrift Plan means the NCNB Corporation and Desig-

               nated Subsidiaries Stock/Thrift Plan and Trust, as amended from time to time.

                    (49) Total Deferral Amount means, with respect to a

               Deferred Compensation Agreement, the sum of the Annual

               Deferral Amounts specified in such Deferred Compensation

               Agreement.

               Section 2.2.   Applicable Law.  The Plan shall be construed,

          administered, regulated and governed in all respects under and by the laws of the United States to the extent applicable, and to the extent such laws are not applicable, by the laws of the State of North Carolina.

                                     ARTICLE III

                                    PARTICIPATION

               Section 3.1.   General.  No person shall become a Partici-

          pant unless or until such person is or becomes an Employee.  In addition, in no event shall any Employee be eligible to partici-

          pate in the Plan prior to the Effective Date of the Plan.

               Section 3.2.   Eligibility.  The Compensation Committee, in

          its sole and exclusive discretion, shall determine which Execu-

          tive Officers shall become Eligible Employees.  In addition, the terms of any Deferred Compensation Agreement of an Executive

          Officer who has been designated as an Eligible Employee shall be subject to the approval of the Compensation Committee.  The

          Management Compensation Committee, in its sole and exclusive discretion, shall determine which Employees of the Participating


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          Employers other than Executive Officers shall become Eligible

          Employees.  In addition, the terms of any Deferred Compensation

          Agreement of an Eligible Employee who is not an Executive Officer

          shall be subject to the approval of the Management Compensation

          Committee.  Designation of Eligible Employees and approval of

          Deferred Compensation Agreements shall be made in such manner as the Compensation Committee and the Management Compensation

          Committee shall determine from time to time.  Subject to the provisions of Section 3.6, designation of an Employee as an

          Eligible Employee shall apply only with respect to one Deferred

          Compensation Agreement described in Section 3.3.  If an Employee who has been designated as an Eligible Employee declines to participate in the Plan pursuant to the provisions of Section

          3.3, such Employee's right to participate in the Plan at a later date shall be subject to the provisions of Section 3.6.  In addition, if an Employee who has been designated as an Eligible

          Employee elects to participate in the Plan pursuant to the provisions of Section 3.3, such Employee's right to further participate in the Plan at a later date shall be subject to the provisions of Section 3.6.

               Section 3.3.   Election by an Eligible Employee to Become a

          Participant in the Plan.  An Eligible Employee may become a

          Participant in the Plan by irrevocably electing, pursuant to a

          Deferred Compensation Agreement, to defer future Compensation at an annual rate for the Deferral Period specified in such Partici-

          pant's Deferred Compensation Agreement. An Eligible Employee must defer a minimum of One Thousand Two Hundred Dollars ($1,200)

          per Plan Year during the Deferral Period.  The maximum Annual

          Deferral Amount which may be deferred with respect to any Plan

          Year pursuant to a Deferred Compensation Agreement shall be determined by the Compensation Committee or the Management

          Compensation Committee, as applicable, at the time such Partici-

          pant enters into the Deferred Compensation Agreement.  In order to be effective, an Eligible Employee's Deferred Compensation

          Agreement must be executed and returned by such Participant to the Plan Committee on or before the date specified by the Plan

          Committee for such purpose.

               Section 3.4.   Compensation Subject to Deferral.

               (a)  General.  Except as provided in Section 3.4(b) and

          Section 3.4(c), a Deferred Compensation Agreement executed during a Plan Year shall be effective only to defer a Participant's

          Compensation earned in succeeding Plan Years.

               (b)  Eligible Employees on the Effective Date.  Notwith-

          standing the provisions of Section 3.4(a), the execution of a

          Deferred Compensation Agreement within thirty (30) days of the

          Effective Date by an Employee who is designated as an Eligible

          Employee on the Effective Date shall be effective to defer

          Compensation earned (i) during the remainder of the initial Plan

          Year with respect to Compensation earned after the date of the execution of such Deferred Compensation Agreement, and (ii) any succeeding Plan Year.

               (c)  Employees Who Become Eligible Employees After the

          Effective Date.  Notwithstanding the provisions of Section

          3.4(a), a Deferred Compensation Agreement executed by an Eligible

          Employee within thirty (30) days of the date such Employee is designated as an Eligible Employee (or re-designated as an

          Eligible Employee as provided in Section 3.6) shall be effective to defer Compensation earned (i) during the remainder of the Plan

          Year during which such Deferred Compensation Agreement is execut-

          ed with respect to Compensation earned after the date of the execution of such Deferred Compensation Agreement, and (ii) any succeeding Plan Year.

               Section 3.5.   Selection of Type of Compensation to be

          Deferred.  A Participant shall have the right to designate in such Participant's Deferred Compensation Agreement the type of

          Compensation earned from which such Participant shall make Annual

          Deferral Amounts during the Deferral Period in accordance with the provisions of such Participant's Deferred Compensation

          Agreement.  To the extent Annual Deferral Amounts are deferred from a Participant's Base Salary, the amount to be deferred from

          Base Salary shall be deferred during the Plan Year in accordance with procedures established from time to time by the Plan

          Committee.

               Section 3.6.   Redesignation of Eligible Employees.  The

          Compensation Committee or Management Compensation Committee, as

          applicable, may redesignate an Employee as an Eligible Employee for the purpose of (i) permitting an Eligible Employee who previ-ously declined to participate in the Plan to become a Participant in the Plan, or (ii) permitting an Eligible Employee who has become a Participant in the Plan to further participate in the

          Plan by the execution of one or more additional Deferred

          Compensation Agreements.  In the event an Eligible Employee executes more than one Deferred Compensation Agreement pursuant to the Plan, the benefits to be provided to such Participant shall be the sum of the benefits determined in accordance with the provisions of the Plan and such Deferred Compensation

          Agreements.

               Section 3.7.   Changes to the Schedule of Benefits.  The

          initial Schedule of Benefits to be used in connection with De-

          ferred Compensation Agreements executed by Executive Officers and amendments to the Schedule of Benefits to be used from time to time in connection with Deferred Compensation Agreements executed by Executive Officers shall be subject to the approval of the

          Compensation Committee.  The initial Schedule of Benefits to be used in connection with Deferred Compensation Agreements executed by Eligible Employees other than Executive Officers and amend-

          ments to the Schedule of Benefits to be used in connection with

          Deferred Compensation Agreements executed by Eligible Employees other than Executive Officers shall be subject to the approval of the Management Compensation Committee.



                                        xviii
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                                      ARTICLE IV

                                       BENEFITS

               Section 4.1.   General.  The benefits to be provided by the

          Plan shall be determined in accordance with a Participant's

          Deferred Compensation Agreement and the Plan.  Such benefits shall depend upon (i) the Age at Deferral of such Participant,

          (ii) the amount of Compensation deferred by such Participant and

          (iii) such Participant's age and Creditable Service at the time such Participant separates from Service.  In the event a Partici-

          pant separates from Service on account of Retirement, such

          Participant shall become entitled to the applicable retirement benefit provided for in Section 4.2, Section 4.3 or Section 4.4.

          In the event a Participant becomes Disabled prior to the attain-

          ment of such Participant's Normal Retirement Age, such Partici-

          pant shall become entitled to the benefits, if any, provided for in Section 4.5.  In the event a Participant separates from

          Service on account of death after becoming eligible for Retire-

          ment or otherwise while in Service, the benefits, if any, provid-

          ed for in Section 4.7 shall be paid to such Participant's Benefi-

          ciary.  In the event a Participant separates from Service for a reason other than Retirement or death, then the only benefit payable to such Participant under the Plan shall be the benefit provided for in Section 4.6.

               Section 4.2.   Normal Retirement.  Subject to the provisions

          of Section 4.8 and Article VI, a Participant who separates from

          Service for a reason other than death following the attainment of such Participant's Normal Retirement Age and prior to the end of the Plan Year in which such Participant attains such Normal

          Retirement Age shall become entitled to such Participant's Normal

          Retirement Benefit.  Such Participant's Normal Retirement Benefit

          shall be expressed as an annual benefit payable for fifteen (15)

          years beginning on such Participant's Benefit Commencement Date.

          The total Normal Retirement Benefit payable for such fifteen (15)

          year period shall be payable in one hundred eighty (180) equal monthly installments.  The amount of each such monthly install-

          ment shall be determined by dividing the total Normal Retirement

          Benefit payable for such fifteen (15) year period by one hundred eighty (180).  Such monthly installments shall commence on such

          Participant's Benefit Commencement Date and continue on the last day of each month thereafter until one hundred eighty (180) such monthly payments have been made.

               Section 4.3.   Early Retirement.  Subject to the provisions

          of Section 4.8 and Article VI, a Participant who separates from

          Service for a reason other than death prior to attaining such

          Participant's Normal Retirement Age and who is eligible for Early

          Retirement at the time of such separation from Service shall become entitled to such Participant's Regular Early Retirement

          Benefit; provided, however, if at the time of such Participant's

          Early Retirement such Participant has attained age fifty-five

          (55) and such Participant has completed at least two hundred forty (240) months of Creditable Service, such Participant shall be entitled to such Participant's Special Early Retirement

          Benefit.  Such Participant's Early Retirement Benefit shall be expressed as an annual benefit payable for fifteen (15) years beginning on such Participant's Benefit Commencement Date.  The total Early Retirement Benefit payable for such fifteen (15) year period shall be payable in one hundred eighty (180) equal monthly installments.  The amount of each such monthly installment shall be determined by dividing the total Early Retirement Benefit payable for such fifteen (15) year period by one hundred eighty

          (180).  Such monthly installments shall commence on such

          Participant's Benefit Commencement Date and continue on the last day of each month thereafter until one hundred eighty (180) such monthly payments have been made.

               Section 4.4.   Delayed Retirement.  Subject to the provi-

          sions of Section 4.8 and Article VI, a Participant who separates from Service for a reason other than death after the Plan Year in which such Participant attains such Participant's Normal Retire-

          ment Age shall become entitled to such Participant's Delayed

          Retirement Benefit.  Such Participant's Delayed Retirement

          Benefit shall be expressed as an annual benefit payable for fifteen (15) years beginning on such Participant's Benefit

          Commencement Date.  The total Delayed Retirement Benefit payable for such fifteen (15) year period shall be payable in one hundred eighty (180) equal monthly installments.  The amount of each such monthly installment shall be determined by dividing the total

          Delayed Retirement Benefit payable for such fifteen (15) year period by one hundred eighty (180). Such monthly installments shall commence on such Participant's Benefit Commencement Date and continue on the last day of each month thereafter until one hundred eighty (180) such monthly payments have been made.

               Section 4.5.   Disability.  In the event a Participant be-

          comes Disabled prior to the attainment of such Participant's

          Normal Retirement Age, the following provisions shall apply:

                    (a)  For purposes of determining such Participant's

               benefits under this Plan, such Participant's Creditable

               Service shall include such Participant's period of Disabili-

               ty to the extent provided in the Retirement Plan.

                    (b)  In the event such Participant remains Disabled

               until such Participant attains such Participant's Normal

               Retirement Age, then subject to the provisions of Section

               4.8 and Article VI such Participant shall be entitled to

               receive such Participant's Normal Retirement Benefit as

               provided in Section 4.2 and Section 4.5(a).

                    (c)  In the event such Participant ceases to be Dis-

               abled for a reason other than death prior to the attainment of such Participant's Normal Retirement Age and such Partic-

               ipant does not reenter active Service upon the cessation of such Participant's Disability, then such Participant shall be deemed to have separated from Service as of the date of the cessation of such Participant's Disability.  If such

               Participant is eligible for Early Retirement on the date

               such Participant is deemed to have separated from Service,

               then subject to the provisions of Section 4.8 and Article VI such Participant shall be entitled to receive such

               Participant's Early Retirement Benefit as provided in Sec-

               tion 4.3.  If such Participant is not eligible for Early

               Retirement on the date such Participant is deemed to have

               separated from Service, then such Participant shall be

               entitled to receive the benefit, if any, provided for in

               Section 4.6.

                    (d)  In the event such Participant ceases to be Dis-

               abled for a reason other than death prior to the attainment of such Participant's Normal Retirement Age and such Partic-

               ipant reenters active Service upon the cessation of such

               Participant's Disability, then such Participant's Creditable

               Service shall include such Participant's period of Disabili-

               ty to the extent provided in the Retirement Plan and such

               Participant shall resume active participation in the Plan on the date such Participant reenters active Service.

                    (e)  A Participant who is eligible for Early Retirement

               at the time such Participant becomes Disabled or who becomes eligible for Early Retirement while still Disabled in ac-

               cordance with this Section 4.5 shall be entitled to elect at any time prior to attainment of such Participant's Normal

               Retirement Age to receive such Participant's Early Retire-

               ment Benefit determined in accordance with the provisions of

               Section 4.3 and Section 4.5(a) as of the date of such elec-

               tion.


                                        xxiii

               Section 4.6.   Other Separation From Service.  In the event

          a Participant separates from Service for a reason other than such

          Participant's Retirement or death, such Participant shall be paid in a single sum within ninety (90) days following such Partici-

          pant's separation from Service all Compensation previously de-

          ferred by such Participant pursuant to the Plan and such

          Participant's Deferred Compensation Agreement with interest thereon at the rate of eight percent (8%), compounded annually,

          through the last day of the month immediately preceding the month in which such Participant receives such payment.  For purposes of calculating said interest on Compensation deferred at different times during a particular Plan Year, all such amounts shall be deemed to have been deferred as of the first day of such Plan

          Year.

               Section 4.7.   Death.

               (a)  Death After Separation from Service.  In the event a

          Participant separates from Service after becoming eligible for

          Normal Retirement, Early Retirement or Delayed Retirement, but

          such Participant dies prior to such Participant's Benefit Com-

          mencement Date, the benefits that would have otherwise been paid to such Participant shall be paid to such Participant's Benefi-

          ciary commencing on the Benefit Commencement Date.  In the event a Participant separates from Service after becoming eligible for

          Normal Retirement, Early Retirement or Delayed Retirement, and

          such Participant dies on or after such Participant's Benefit

          Commencement Date, then the remaining benefits that would have been paid to such Participant shall be paid to such Participant's

          Beneficiary commencing on the last day of the month following the month in which such Participant's death occurs.  In the event a

          Participant separates from Service for a reason other than

          Retirement, but such Participant dies prior to receipt of the benefits provided in Section 4.6, then the single sum payment that would have been paid to such Participant shall be paid to such Participant's Beneficiary.

               (b)  Death of a Disabled Participant.  In the event (i) a

          Participant becomes Disabled prior to the attainment of such

          Participant's Normal Retirement Age, and (ii) such Participant dies prior to such Participant's Benefit Commencement Date without recovering from such Disability, the Beneficiary of such

          Participant shall be entitled to the benefits provided for in

          Section 4.7(c) as if such Participant had died while in Service.

          In the event (i) a Participant becomes Disabled prior to the attainment of such Participant's Normal Retirement Age, (ii) such

          Participant becomes eligible to receive such Participant's Normal

          Retirement Benefit pursuant to Section 4.2 or Early Retirement

          Benefit pursuant to Section 4.3, and (iii) such Participant dies on or after such Participant's Benefit Commencement Date without recovering from such Disability, then the remaining benefits that would have been paid to such Participant shall be paid to such

          Participant's Beneficiary commencing on the last day of the month following the date of such Participant's death.

               (c)  Death While in Service.  In the event a Participant

          dies while in Service, but prior to the first deferral of such

          Participant's Compensation pursuant to such Participant's De-

          ferred Compensation Agreement, then no death benefits shall be payable under the Plan.  Except as provided in Section 4.7(d), in the event a Participant dies while in Service prior to the attainment of such Participant's Normal Retirement Age [or, to the extent provided in Section 4.7(b), while Disabled] the

          Participant's Beneficiary shall be paid a death benefit in an amount equal to the greater of

                    (i) such Participant's Regular Early Retire-
               ment Benefit payable at Normal Retirement Age determined without regard to whether such Partici-pant had deferred Compensation equal to the Total Deferral Amount provided in the Deferred Compensa-tion Agreement at the time of such Participant's death, or

                    (ii) if the deceased Participant had attained
               age fifty-five (55) and completed at least two hundred forty (240) months of Creditable Service, the Special Early Retirement Benefit the Partici-pant would have received had such Participant retired on the date of such Participant's death and commenced receiving such Participant's Special Early Retirement Benefit on the January 31 follow-ing such Participant's death.

          For purposes of calculating the Special Early Retirement Benefit which the Participant would have received pursuant to subpara-

          graph (ii) above in circumstances where the Participant dies prior to the completion of the Deferral Period specified in such

          Participant's Deferred Compensation Agreement, or Compensation

          equal to the Total Deferral Amount specified in such

          Participant's Deferred Compensation Agreement has not been deferred for other reasons prior to the Participant's death, then the Special Early Retirement Benefit for purposes of subparagraph

          (ii) above shall be determined by multiplying the Special Early

          Retirement Benefit to which such Participant would have otherwise been entitled by a fraction, the numerator of which is the total amount of Compensation deferred by the Participant pursuant to such Participant's Deferred Compensation Agreement prior to such

          Participant's death and the denominator of which is the Total

          Deferral Amount specified in such Participant's Deferred Compen-

          sation Agreement.  Except as provided in Section 4.7(d), in the event a Participant dies while in Service after attaining such

          Participant's Normal Retirement Age but prior to becoming eligi-

          ble for Delayed Retirement, the Participant's Beneficiary shall be paid a death benefit in an amount equal to the Normal Retire-

          ment Benefit the Participant would have received had such Partic-

          ipant retired on the date of such Participant's death and com-

          menced receiving such Participant's Normal Retirement Benefit on the January 31 following such Participant's death.  Except as provided in Section 4.7(d), in the event a Participant dies while in Service after becoming eligible for Delayed Retirement, the

          Participant's Beneficiary shall be paid a death benefit in an amount equal to the Delayed Retirement Benefit the Participant would have received had such Participant retired on the date of such Participant's death and commenced receiving such

          Participant's Delayed Retirement Benefit on the January 31

          following such Participant's death.  The death benefit provided


                                        xxvii
          herein shall be expressed as an annual benefit payable for fifteen (15) years beginning on the last day of the calendar month following the calendar month in which such Participant dies.  The total death benefit payable for such fifteen (15) year period shall be payable in one hundred eighty (180) equal monthly installments.  The amount of each such monthly installment shall be determined by dividing the total death benefit payable for the fifteen (15) year period by one hundred eighty (180).  Such monthly installments shall commence on the last day of the calen-

          dar month following the month in which such Participant dies and continue on the last day of each month thereafter until one hundred eighty (180) such monthly payments have been made.

               (d)  Suicide.  Notwithstanding the provisions of Section

          4.7(c), in the event a Participant dies as a result of suicide within twenty-five (25) calendar months of the calendar month during which such Participant's Compensation is first deferred pursuant to such Participant's Deferred Compensation Agreement,

          the Beneficiary of such Participant shall not be entitled to a death benefit pursuant to Section 4.7(c) of the Plan, but such

          Beneficiary shall be entitled to receive the single sum benefit determined in accordance with the provisions of Section 4.6 as if such deceased Participant had separated from Service on the date of such Participant's death.

               (e)  Article VI Controlling.  The provisions of this Section

          4.7 shall be subject to the provisions of Article VI.

                                        xxviii

               Section 4.8.   Accrual of Benefits.  If a Participant sepa-

          rates from Service prior to the completion of the Deferral Period specified in such Participant's Deferred Compensation Agreement for a reason other than death, or if Compensation equal to the

          Total Deferral Amount specified in such Participant's Deferred

          Compensation Agreement is not deferred for any reason other than the Participant's death, then any Normal Retirement Benefit,

          Early Retirement Benefit or Delayed Retirement Benefit, as

          applicable, to which such Participant would have otherwise been entitled pursuant to the provisions of Section 4.2, Section 4.3,

          or Section 4.4 and such Participant's Deferred Compensation

          Agreement shall be reduced to an amount determined by multiplying the benefit which would have otherwise been payable to such

          Participant had such Participant deferred Compensation equal to the Total Deferral Amount specified in such Participant's De-

          ferred Compensation Agreement by a fraction, the numerator of which is the total amount of Compensation deferred by the Partic-

          ipant pursuant to such Participant's Deferred Compensation

          Agreement and the denominator of which is the Total Deferral

          Amount specified in such Participant's Deferred Compensation

          Agreement.

               Section 4.9.   Withdrawals on Account of an Unforeseeable

          Emergency.  A Participant who is in Service may, in the Plan

          Committee's sole discretion, receive a refund of all or any part of such Participant's Compensation previously deferred under the

          Plan in the case of an "unforeseeable emergency." A Participant requesting a payment pursuant to this Section 4.9 shall have the burden of proof of establishing, to the Plan Committee's satis-

          faction, the existence of such "unforeseeable emergency," and the amount of the payment needed to satisfy the same.  In that regard, the Participant shall provide the Plan Committee with such financial data and information as the Plan Committee may request.  If the Plan Committee determines that a payment should be made to a Participant under this Section 4.9, such payment shall be made within a reasonable time after the Plan Committee's determination of the existence of such "unforeseeable emergency"

          and the amount of payment so needed.  Any such payment pursuant to this Section 4.9 shall be expressly conditional upon the

          Participant receiving such payment entering into such modifica-

          tion or amendment to such Participant's Deferred Compensation

          Agreement as the Plan Committee may deem appropriate in its sole and exclusive discretion to reduce the benefits that would have otherwise been payable to such Participant had such payment not been made to the Participant pursuant to this Section 4.9.  As used herein, the term "unforeseeable emergency" means a severe financial hardship to a Participant resulting from a sudden and unexpected illness or accident of a Participant or of a dependent

          [as defined in Section 152(a) of the Code] of the Participant,

          loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.  The circumstances that shall constitute an "unforeseeable emergency" shall depend upon the facts of each case, but, in any case,

          payment may not be made to the extent that such hardship is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, or (ii) by liquidation of the

          Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship.  Exam-

          ples of what are not considered to be "unforeseeable emergencies"

          include the need to send a Participant's child to college or the desire to purchase a home.  Withdrawals of amounts because of an

          "unforeseeable emergency" shall not exceed an amount reasonably needed to satisfy the emergency need.  If any withdrawal is permitted pursuant to this Section 4.9 during a Deferral Period,

          no further deferral of Compensation shall be made during the

          Deferral Period pursuant to such Participant's Deferred Compensa-

          tion Agreement from and after the effective date of the withdraw-

          al.

               Section 4.10.  Beneficiary or Beneficiaries.

               (a)  Designation or Change of Beneficiary by a Participant.

          Each Participant may from time to time designate the person(s) or entity(ies) to whom the benefits provided for in Section 4.7 are to be paid.  A Participant may from time to time change such

          Participant's said designation of Beneficiary and upon any such change, any previously designated Beneficiary's right to receive any benefits under the Plan shall terminate.  In order to be effective, any designation or change of designation of a Benefi-

          ciary must be made on a form furnished by the Plan Committee and signed by the Participant and received by the Plan Committee while the Participant is alive.  If a Beneficiary of a deceased

          Participant shall survive the deceased Participant but die prior to the receipt of all benefits payable to said Beneficiary under the Plan, then such benefits as would have been payable to said deceased Beneficiary shall be paid to such Beneficiary's estate at the same time and in the same manner as such benefits would have been payable to said deceased Beneficiary.

               (b)  Beneficiary Designated by the Plan.  In the event that a Participant shall die without having designated a Beneficiary,

          or in the event that a Participant shall die having revoked an earlier Beneficiary designation without having effectively desig-

          nated another Beneficiary, or in the event that a Participant shall die but the Beneficiary designated by such Participant shall fail to survive such Participant, then and in any such event, the person(s) who shall constitute the Beneficiary of such deceased Participant shall be determined as follows:

                    (i) In the event the deceased Participant is survived by such Participant's spouse, then such surviving spouse shall be the Beneficiary.

                   (ii) In the event said deceased Participant is not survived by such Participant's spouse, but is survived by a child, children or by issue of a deceased child or children, such surviving children and surviving issue of such deceased children shall share as Beneficiaries on a per stirpes basis, the issue of a deceased child of the deceased Partic-ipant to take per stirpes the same share their parent would have taken if living.

                  (iii) In the event said deceased Participant is not survived by any person described in subparagraph (i) or (ii) above, then said deceased Participant's estate shall be such deceased Participant's Beneficiary.


                                        xxxii

                                      ARTICLE V

                                    PLAN COMMITTEE

               Section 5.1.   Appointment, Term of Office and Vacancy.  The

          Plan Committee shall consist of one or more individuals appointed by the Management Compensation Committee who shall serve at the pleasure of the Management Compensation Committee.  The Manage-

          ment Compensation Committee shall have the absolute right to remove any member of the Plan Committee at any time, with or without cause, and any member of the Plan Committee shall have the right to resign at any time.  If a vacancy in the Plan

          Committee should occur, from death, resignation, removal or otherwise, a successor shall be appointed by the Management

          Compensation Committee.

               Section 5.2.   Organization of Plan Committee.  The Manage-

          ment Compensation Committee shall designate one of the members of the Plan Committee to serve as its Chairman, one member as its

          Vice-Chairman and one member as its Secretary.  One person may hold more than one office.  The Plan Committee may appoint such agents, who need not be members of the Plan Committee, as it may deem necessary for the effective performance of its duties, and may delegate to such agent such powers and duties, whether minis-

          terial or discretionary, as the Plan Committee may deem expedient or appropriate.  The Plan Committee shall act by majority vote and may adopt such bylaws, rules and regulations as it deems desirable for the conduct of its affairs.  The members of the

          Plan Committee shall serve as such without compensation.


                                        xxxiii

               Section 5.3.   Powers of the Plan Committee.  The Plan

          Committee shall administer the Plan.  The Plan Committee shall have all the powers to enable it to carry out its duties under the Plan properly.  Not in limitation of the foregoing, the Plan

          Committee shall have the power to construe and interpret the Plan and determine all questions that shall arise thereunder.  It shall decide all questions relating to eligibility to receive benefits under the Plan.  The Plan Committee shall have such other and further specified duties, powers, authority and discre-

          tion as are elsewhere in the Plan either expressly or by neces-

          sary implication conferred upon it.  The decision of the Plan

          Committee upon all matters within the scope of its authority shall be final and conclusive on all persons, except to the extent otherwise provided by law.

               Section 5.4.   Expenses of Plan Committee.  The reasonable

          expenses of the Plan Committee incurred by the Plan Committee in the performance of its duties under the Plan, including without limitation, reasonable counsel fees and expenses of other agents,

          shall be paid by the Participating Employers.

                                      ARTICLE VI

                              AMENDMENT AND TERMINATION

               Section 6.1.   Amendment and Termination of the Plan.

          Except as provided in Section 6.2 with respect to Deferred

          Compensation Agreements previously executed by a Participating

          Employer and a Participant, the Participating Employers expressly reserve the right, at any time and from time to time, to amend in


                                        xxxiv
          whole or in part any of the terms and provisions of the Plan and to terminate the Plan for whatever reasons the Participating

          Employers may deem appropriate.  The Compensation Committee shall have authority to so amend or terminate the Plan on behalf of the

          Participating Employers in all respects.  Any such amendment or termination of the Plan shall be effected by an instrument in writing duly executed and acknowledged on behalf of the Partici-

          pating Employers by duly authorized officers of NCNB Corporation,

          which amendment shall become a part of the Plan.  Except as provided in Section 6.2, no such amendment or termination of the

          Plan shall adversely affect any Deferred Compensation Agreement executed by a Participant and a Participating Employer prior to the date of the adoption of any such amendment or termination.

               Section 6.2.   Amendment and Termination of Previously-

          Executed Deferred Compensation Agreements.  The Participating

          Employers have established the Plan and shall enter into Deferred

          Compensation Agreements from time to time with Participants based on certain "assumptions" regarding the income tax aspects of the

          Plan.  Such "assumptions" include (i) the applicability of

          Section 451(a) of the Code to a Participant's recognition of gross income as a result of participation in the Plan, (ii) the applicability of Section 404(a)(5) of the Code to the benefits paid by the Participating Employers to Participants under the

          Plan, (iii) the provisions of Section 11 and Subchapter L of the

          Code with respect to the federal income tax on corporations and life insurance companies; and (iv) the following with respect to any life insurance contract owned by a Participating Employer insuring the life of an Eligible Employee:

               (A) the current provisions of Section 101 of the Code related to the exclusion from gross income of proceeds of such contract payable upon the death of the insured;

               (B) the current exclusion from income of the Partici-pating Employer of any increase in the "cash value" of such contract from time to time;

               (C) the current exclusion from income of the Partici-pating Employer of any "policy loan" obtained by the Participating Employer with respect to such contract;

               (D) the current exclusion from income of the Partici-pating Employer of "dividends" declared on such con-tract which are used to purchase additional insurance; and

               (E) the current provisions of Section 264 of the Code related to the deductibility of interest paid on policy loans by the Participating Employer.

          Should any such "assumptions" be adversely affected in whole or in part by reason of legislative, judicial or regulatory develop-

          ments, then the Participating Employers reserve the right to amend the provisions of such Deferred Compensation Agreement (and the Plan) to reduce appropriately the benefits to be provided under the Plan and such Deferred Compensation Agreement; provid-

          ed, however, (i) no such amendment shall result in a Participant receiving less than all Compensation previously deferred by such

          Participant pursuant to the Plan and such Participant's Deferred

          Compensation Agreement with interest thereon at the rate of eight percent (8%), compounded annually, through the last day of the month immediately preceding the month in which such Participant receives such payment, such interest to be calculated in accor-

          dance with the provisions of Section 4.6, and (ii) no such

                                        xxxvi
          amendment shall apply to any Participant (or Beneficiary)

          receiving benefits pursuant to the Plan at the time such

          amendment is adopted.

                                     ARTICLE VII

                                    MISCELLANEOUS

               Section 7.1.   Adoption by a Subsidiary Corporation.  A

          Subsidiary Corporation may, with the approval of the Compensation

          Committee and the Board of Directors of such Subsidiary

          Corporation, elect to adopt the Plan as of the date mutually agreeable to the Compensation Committee and the Board of

          Directors of such Subsidiary Corporation.  Any such adoption of the Plan by a Subsidiary Corporation shall be evidenced by an appropriate instrument of adoption executed by such Subsidiary

          Corporation.

               Section 7.2.   Authorization and Delegation to the Compensa-

          tion Committee.  Each Subsidiary Corporation which is or hereaf-

          ter becomes a Participating Employer authorizes and empowers the

          Compensation Committee (i) to amend or terminate the Plan without further action by said Subsidiary Corporation as provided in

          Article VI and (ii) to perform such other acts and do such other things as the Compensation Committee is expressly directed,

          authorized or permitted to perform or do as provided herein.

               Section 7.3.   Spendthrift Clause.  To the extent permitted

          by law, no benefits payable under the Plan shall be subject to the claim of any creditor of any Participant or to any legal process by any creditor of any Participant and no Participant


                                        xxxvii
          entitled to benefits hereunder shall have any right whatsoever to alienate, commute, anticipate or assign any benefits under the

          Plan.

               Section 7.4.   Benefits Payable From General Assets of the

          Participating Employers.  All benefits payable hereunder shall be paid from the general assets of the Participating Employers.  No assets of the Participating Employers shall be segregated or placed in trust pursuant to the Plan in a manner which would put such asset beyond the reach of the general creditors of any of the Participating Employers, and the rights of any Participant

          (or Beneficiary) to receive any benefits hereunder shall be no greater than the right of any general, unsecured creditor of the

          Participating Employers.  Nothing contained in the Plan shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Participating Employers and a Participant.  In the event the Participating Employers purchase any insurance policies insuring the life of any Eligible

          Employees hereunder, no Eligible Employee shall have any rights whatsoever therein and the Participating Employers shall be the sole owner and beneficiary thereof and shall possess and exercise all incidents of ownership therein.

               Section 7.5.   Allocation of Costs of Benefits Among the

          Participating Employers.  The cost of benefits to be provided a

          Participant (or Beneficiary, if applicable) pursuant to this Plan shall be paid by the Participating Employer which executes the

          Deferred Compensation Agreement with the Participant.  In the


                                       xxxviii
          case of a transfer of a Participant between Participating

          Employers, (i) the Participant's obligation to defer Compensation pursuant to the Participant's Deferred Compensation Agreement

          shall continue in effect, (ii) the Participating Employer to whom such Participant is transferred shall assume the responsibility of the Participating Employer from which such Participant is transferred under the Deferred Compensation Agreement without further action, and (iii) the cost of benefits provided pursuant to the Plan shall be allocated among the Participating Employers in proportion to the Compensation payable by each such Partici-

          pating Employer which was deferred pursuant to the Plan.

               Section 7.6.   Benefits Limited to the Plan.  Participation

          in the Plan shall not give a Participant any right to be retained in the employ of any one or more of the Participating Employers nor, upon dismissal, any right or interest in the Plan except as expressly provided herein.

                                     ARTICLE VIII

                                   CLAIMS PROCEDURE

               Section 8.1.  Claims Procedure.

               (a)  General.  In the event that a Claimant has a Claim

          under the Plan, such Claim shall be made by the Claimant's filing a notice thereof with the Plan Committee within ninety (90) days after such Claimant first has knowledge of such Claim.  Each

          Claimant who has submitted a Claim to the Plan Committee shall be afforded a reasonable opportunity to state such Claimant's posi-

          tion and to present evidence and other material relevant to the


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


          Claim to the Plan Committee for its consideration in rendering its decision with respect thereto.  The Plan Committee shall render its decision in writing within sixty (60) days after the

          Claim is referred to it, and a copy of such written decision shall be furnished to the Claimant.

               (b)  Notice of Decision of Committee.  Each Claimant whose

          Claim has been denied by the Plan Committee shall be provided written notice thereof, which notice shall set forth:

                    (i)  the specific reason(s) for the denial;

                   (ii) specific reference to pertinent provision(s) of the Plan upon which such denial is based;

                  (iii) a description of any additional material or information necessary for the Claimant to perfect such Claim and an explanation of why such material or infor-mation is necessary; and

                   (iv) an explanation of the procedure hereunder for review of such Claim;

          all in a manner calculated to be understood by such Claim-

          ant.

               (c)  Review of Decision of Plan Committee.  Each such

          Claimant shall be afforded a reasonable opportunity for a

          full and fair review of the decision of the Plan Committee denying the Claim.  Such review shall be by the Compensation

          Committee.  Such appeal shall be made within ninety (90)

          days after the Claimant received the written decision of the

          Plan Committee and shall be made by the written request of the Claimant or such Claimant's duly authorized representa-

          tive of the Compensation Committee.  In the event of appeal,

          the Claimant or such Claimant's duly authorized representa-

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

          tive may review pertinent documents and submit issues and

          comments in writing to the Compensation Committee.  The

          Compensation Committee shall review the following:

                    (i) the initial proceedings of the Plan Committee with respect to such Claim;

                   (ii) such issues and comments as were submitted in writing by the Claimant or the Claimant's duly authorized representative; and

                  (iii) such other material and information as the Compen-sation Committee, in its sole discretion, deems advisable for a full and fair review of the decision of the Plan Committee.

          The Compensation Committee may approve, disapprove or modify the decision of the Plan Committee, in whole or in part, or may take such other action with respect to such appeal as it deems appro-

          priate.  The decision of the Compensation Committee with respect to such appeal shall be made promptly, and in no event later than sixty (60) days after receipt of such appeal, unless special circumstances require an extension of such time within which to render such decision, in which event such decision shall be rendered as soon as possible and in no event later than one hundred twenty (120) days following receipt of such appeal.  The decision of the Compensation Committee shall be in writing and in a manner calculated to be understood by the Claimant and shall include specific reasons for such decision and set forth specific references to the pertinent provisions of the Plan upon which such decision is based.  The Claimant shall be furnished a copy of the written decision of the Compensation Committee.  Such decision shall be final and conclusive upon all persons


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


          interested therein, except to the extent otherwise provided by applicable law.

               IN WITNESS WHEREOF, NCNB Corporation has caused this instru-

          ment to be executed by its duly authorized officers as of the

          22nd day of June, 1988.

                                        NCNB CORPORATION

          [CORPORATE SEAL]

          ATTEST:                       By:  /s/ C. J. Cooley
                                             Executive Vice President

            /s/ J. W. Kiser
          _________ Secretary





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